Exhibit 99.1

C a p i t a l M a r ke t s D a y 8 S e p t e m b e r 2 0 2 5

The following disclaimer applies to this presentation and the information provided therein, including in relation to Intralot (together with its subsidiaries, the “ Intralot Group ” or “ Intralot ”), Bally’s (together with its subsidiaries, the “ Bally’s Group ” or “ Bally’s ”) and Bally’s Holdings Limited (together with its subsidiaries, the “ Target Group ,” or the “ Bally’s International Interactive Business ” or “ BII ”, and together with Intralot, the “ Post - Acquisition Group ”), and any other material distributed or statements made in connection with such presentation (the “ Information ”) . You are therefore advised to carefully read the statements below before reading, accessing or making any other use of the Information . In accessing the Information, you agree to be bound by the following terms and conditions . NOT FOR DISTRIBUTION IN THE UNITED STATES . The Information does not constitute or form part of, and should not be construed as, an offer to sell or issue or the solicitation of an offer to buy or acquire any securities of the Intralot Group, the Bally’s Group or the Target Group, or any affiliate thereof in any jurisdiction whatsoever . No part of the Information, nor the fact of its distribution, should form the basis of, or be relied o n in connection with, any contract or commitment or investment decision whatsoever . None of the Intralot Group, the Bally’s Group or the Target Group, nor any of their respective advisers or representatives shall have any liability whatsoever for any loss whatsoever arising from any use of this presentation or its contents, or otherwise arising in connection with this presentation (whether direct, indirect, consequential or other) . Specifically, this presentation does not constitute a “prospectus” within the meaning of the U . S . Securities Act of 1933 , as amended or Regulation (EU) 2017 / 1129 , as amended . Certain information contained in this presentation , including, but not limited to, FY 25 guidance and mid - term targets, constitutes, or can be deemed, “forward - looking statements” . These forward - looking statements may be identified by the fact that they d o not relate only to historical or current facts but to expectations or projections of future events, results and circumstances that may or may not occur in the future, and by use of forward - looking terminology such as “aim,” “anticipate,” “assume,” “believe,” “can have,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “risk,” “should,” “suggest,” “will,” “would,” and similar language or the negative thereof or similar expressions that are projections of or indicate future events or future trends . For the avoidance of doubt, the Intralot Group’s targets and guidance on future earnings and financial position and performance of the Intralot Group, Target Group or Post - Acquisition Group (including, but not limited to, sales proceeds, EBITDA, Adjusted EBITDA uplift, capex (maintenance and growth), effective tax rate, leverage and dividend payout) are also forward - looking statements . By their nature, forward - looking statements involve known and unknown risks and uncertainties and other factors that may cause the Intralot Group’s, the Bally’s Group’s and the Target Group’s actual results, performance or achievements to be materially different from those expressed in, or implied by, such forward - looking statements . You are cautioned that forward - looking statements are not guarantees of future performance and that due to various risks, uncertainties and assumptions, any change of plans or targets based on market circumstances, actual events or results or the actual performance of the Intralot Group, the Bally’s Group and the Target Group, developments in the industries in which the Intralot Group, the Bally’s Group and the Target Group will operate, future capital expenditures and acquisitions, as well as any disruption in general economic and business conditions, particularly in geographic areas where business may be concentrated, may differ materially from those reflected or contemplated in such forward - looking statements or projections . Forward - looking statements are not historical facts but are based on certain assumptions of management regarding the Intralot Group’s, the Bally’s Group’s and the Target Group’s present and future business strategies and the environment in which each will operate, which the management believes to be reasonable but are inherently uncertain, and describe the Intralot Group’s, the Bally’s Group’s and the Target Group’s respective future operations, plans, strategies, objectives, goals and targets and expectations and future developments in the markets . No representation, express or implied, is made or will be made by the Intralot Group, the Bally’s Group, the Target Group or the Post - Acquisition Group (or, in each case, any of their respective affiliates, members, directors, officers, employees, advisors, consultants, agents, co - investors and representatives), that any forward - looking statements will be achieved or will prove to be correct . The actual future business, financial condition, results of operation and prospects could vary materially from the forward - looking statements . As a result, you should not rely on these forward - looking statements . All forward - looking statements apply only as of the date hereof and we undertake no obligation to update this information . The information in this presentation also includes rounded numbers . Accordingly, the sum of certain data may not conform to the expressed total . The Intralot Group’s strategic plan contains certain forward - looking statements of operating and financial guidance and targets, as well as expected capital expenditure, in the medium term . The assumptions upon which such guidance and targets are based are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those anticipated . Management prepared such guidance and targets on the basis of management estimates and certain assumptions, some of which are outside of Intralot’s control, that Intralot believes to be reasonable, including its business plan, management’s observations of the most recent operating conditions, as well as management’s expectations for conditions and trends through the medium term . Certain key assumptions underpinning the Post - Acquisition Group’s business strategy include, but are not limited to, the realization of synergies from the Bally’s Interactional Interactive Business acquisition (including reductions in agency costs, GCA expenses, IT costs and marketing and successful implementation of voluntary employee exits), continuing to capitalize on leading positions in key markets, successfully pursuing new contracts and expansion opportunities, increase in cross - sales, capitalizing on complementary technologies and the ability to leverage pre - existing relationships with regulators . The Information is provided as of the date of this presentation (or at the different date as indicated herein) and is subject to change without notice . The information contained in this presentation may be updated, completed, revised and amended and such information may change materially in the future . None of the Intralot Group, the Bally’s Group or the Target Group is under any obligation to update or keep current the information contained in this presentation . The information contained in this presentation has not been independently verified . No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or the opinions contained herein . None of the Intralot Group, the Bally’s Group, the Target Group or the Post - Acquisition Group, nor any of their respective affiliates, advisors, directors, officers, employees, agents, representatives or associates, nor any other person, shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with this presentation . Any proposed terms in this presentation are indicative only and remain subject to contract . This presentation contains financial information which may not have been audited, reviewed, compiled or verified by any independent accounting firm . In particular, certain financial information of the Target Group is based on unaudited management accounts of the Bally’s Group, which may not be directly comparable to information of the Target Group extracted or derived from the audited carve - out consolidated financial statements for the Target Group as at and for the years ended December 31 , 2024 and 2023 , which were prepared in accordance with IFRS (“IFRS”) as issued by the International Accounting Standards Board with specific carve - out adjustments . The financial information for the Target Group may also not be directly comparable with financial information of Intralot, which has historically presented financial information in accordance with IFRS as endorsed by the European Union . The inclusion of such financial information in this presentation or any related presentation should not be regarded as a representation or warranty by the Intralot Group, the Bally’s Group or the Target Group or any of their respective affiliates, advisors or representatives or any other person as to the accuracy or completeness of such information’s portrayal of the financial condition or results of operations by the Intralot Group, the Bally’s Group or the Target Group and should not be relied upon when making an investment decision . In particular, certain financial data included in this presentation is not required by, or presented in accordance with, IFRS (the “ non - IFRS financial measures ”) . These non - IFRS financial measures, as defined by the Intralot Group, the Bally’s Group or the Target Group, as the case may be, may not be comparable to similarly - titled measures as presented by other companies, nor should they be considered as an alternative to the historical financial results or other indicators of the performance based on IFRS . All of the figures in this presentation for the Post - Acquisition Group are non - IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for the Intralot Group and the Target Group, after giving effect to the Acquisition . These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Transaction . This presentation also includes certain unaudited financial information prepared by the Intralot Group and Target Group . Neither the Intralot Group’s nor the Target Group’s independent auditors have audited, verified, reviewed, compiled or performed any procedures with respect to the non - IFRS financial measures or such unaudited financial information for the purpose of its inclusion herein and accordingly, they have not expressed an opinion or provided any form of assurance with respect thereto . Actual results may vary from the information contained herein and such variations could be material . Certain industry and market data used in this presentation was obtained from publications and studies conducted by third parties, as well as estimates prepared by the Intralot Group, the Bally’s Group and the Target Group, as applicable, based on certain assumptions and third - party data . While the Intralot Group, the Bally’s Group and the Target Group believe that the industry and market data from external sources are accurate and correct, none of the Intralot Group, the Bally’s Group or the Target Group, nor any of their respective affiliates, advisors, directors, officers, employees or representatives have independently verified such data or sought to verify that the information remains accurate as of the date of this presentation and none of the Intralot Group, the Bally’s Group or the Target Group, nor any of their respective affiliates, advisors, directors, officers, employees or representatives make any representation as to the accuracy of such information . Similarly, the Intralot Group, the Bally’s Group and the Target Group believe that their respective internal estimates are reliable, but these estimates have not been verified by any independent sources . Recipients should not construe the contents of this presentation as legal, tax, regulatory, financial or accounting advice and are urged to consult with their own advisers in relation to such matters. Unless as otherwise stated herein, this presentation speaks only as of the date hereof and the information and opinions contained herein are subject to change without notice and do not purport to contain all information that may be required to evaluate the Intralot Group, the Bally’s Group, the Target Group or the Post - Acquisition Group. No responsibility or liability is accepted by any person for any of the information or for any action taken by you or any of your officers, employees, agents or associates on the basis of such information. Disclaimer 2

Management Team 3 Joined Intralot in 2007 Chrysostomos Sfatos Group Deputy CEO, Intralot Joined Intralot in 201c Robeson Reeves CEO, Bally’s Joined Bally’s (Gamesys) in 2005 Nikolaos Nikolakopoulos Group CEO, Intralot

4 Today’s Agenda 1 Acquisition Overview 2 Strategic Rationale 3 iGaming – Deep Dive 4 Lottery – Deep Dive 5 Financials

Acquisition Overview 1

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

The Acquisition Creates A Global Gaming Champion in iGaming and Lottery

Intralot | Bally's INTERNATIONAL INTERACTIVE

Intralot is a leading global lottery technology provider with long-term contracts and a track record of contract retention in 40 high-value markets

BII is a leading multi-brand iGaming operator, with a history of solid market share in the UK

Combination creates a truly integrated iGaming and lottery technology provider and operator, underpinned by a highly complementary and easy to integrate tech stack

Post Acquisition Group will have, as of FY 2024, €1.0bn+ in Pro Forma Sales Proceeds, c.€419m Pro Forma RR Adjusted EBITDA at c.39% PF RR adj. margins and c.95% Pro Forma RR Adjusted Op. FCF conversion(1),(2)

Multiple robust growth levers identified with a clear medium-term action plan

Note: The BII audited carve-out financial statements for FY 2023 and 2024 were prepared in accordance with IFRS using single entity financial records with specific carve-out adjustments
(1)Pro Forma Sales Proceeds is presented on an IFRS basis while run-rate Pro Forma Adj. EBITDA, margins and run-rate Pro Forma Op. Free Cash Flow conversion are presented on a non-IFRS basis. Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction.
(2) Operating Free Cash Flow defined as Pro Forma RR Adjusted EBITDA less Maintenance Capex. Operating Free Cash Flow Conversion defined as (Pro Forma RR Adjusted EBITDA less Maintenance Capex) / Pro Forma RR Adjusted EBITDA

6

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Acquisition Overview

Asset Being Acquired & Key Terms	▪ The Bally's International Interactive Business, which comprises Bally's Holdings Limited and its subsidiaries, is to be acquired by Intralot S.A. (the "Acquisition" or the "Proposed Transaction") ▪ Acquisition Enterprise Value of €2.7bn, comprises: – €1.530bn cash; and – €1.136bn of newly issued shares in new Intralot (873,707,073 shares, at an implied value of €1.30 per share)
Acquisition Funding	▪ In order to support the €1.530bn cash consideration to Bally's Group ("Bally's") and refinance part of its existing debt, Intralot has obtained bridge loan commitments of €1.6bn and expects to launch an approximately €400m share capital increase by way of an equity offering of shares listed on the Athens Stock Exchange, subject to corporate and regulatory approvals ▪ The bridge commitments are expected to be cancelled by a mix of permanent debt capital in an aggregate amount of €1.6bn, which is expected to consist of of a mix of GBP term loan, other senior secured debt raised in the debt capital markets and a Greek local bank facility(1) ▪ This structure will result in total net leverage of c. 3.2x (on LTM PF RR Adjusted EBITDA including synergies) following the completion of the Acquisition
Corporate Governance & Shareholders	▪ The Post-Acquisition Group will be listed on Athens Stock Exchange and will be required to follow the corporate governance standards required under Greek and EU Law including in relation to the Board of Directors ▪ The Post-Acquisition Group's board of directors is expected to comprise 11 directors, a majority of whom will be independent, and with Sokratis Kokkalis (Intralot's founder and the current chairman of Intralot's board), Soohyung Kim (the chairman of Bally's board and Vice Chairman of Intralot's board), Robeson Reeves and Nikolaos Nikolakopoulos ▪ Bally's, currently Intralot's largest shareholder, is expected to become the majority shareholder of Intralot as a result of the Acquisition with a significant equity stake in Intralot ▪ From a regulatory perspective, approvals and pre-approvals have been received from the Gibraltar gaming commission and the UK Gambling Commission, respectively
Key Financial Policy Guidance For Post-Acquisition Group	▪ Mid-term steady-state net leverage target of ~2.5x ▪ Plan to maintain dividend payout ratio of 35% of net income with flexibility for higher distributions subject to performance and capital structure considerations, in line with Greek law requirements

(1) In the event consent is obtained from the holders of the existing €130m retail bond of Intralot, the existing retail bond will remain in place and reduce the amount of senior secured debt being raised for the purposes of the proposed transaction

7

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Acquisition Steps

Next Steps

Pre-Announcement Structure

- Prior to the overall acquisition:
  - Bally's owned c.27% of Intralot
  - Bally's fully-owns its International Interactive business (primarily comprises the UK and Spanish operations of the business formerly known as Gamesys)

1 Acquisition Announcement & MTO Launch (1-Jul-2025)

- Prior to acquisition announcement, Bally's increased its stake in Intralot to 33.34%
- This triggered a mandatory tender offer (**MTO**) per Greek law

2 MTO Close (28-Aug-2025)

- MTO completed on 28th August
- Post-MTO, Bally's stake in Intralot increased to 34.35%

3A €400m Share Capital Increase

- Intralot expects to launch an up to €400m share capital increase as part of the acquisition
- Bally's will maintain a significant equity stake in Intralot, including as a result of the purchase consideration for BII in stock

3B Intralot Acquisition of BII

- Intralot will acquire Bally's International Interactive business
- In exchange, Bally's will receive a combination of cash (€1.530bn) and new shares in Intralot (€1.136bn)


~27%
100%
33.34%
100%
34.35%
100%
Majority shareholder
100%
Concurrent or near-concurrent steps; Bally's is expected to become the majority shareholder of Intralot as a result of the Acquisition
100%

Source: Company filings, joint press release and investor presentation dated 1 July 2025

8

Strategic Rationale 2

The Post - Acquisition Group Is A Scaled Global Gaming Powerhouse With Market - leading Technology And Products 10 Operationally and financially scaled global operator with leading market positions and a diversified business mix 1 Resilient lottery and robust iGaming revenue growth profile with best - in - class margins and FCF conversion 5 Multiple robust growth levers, including cost synergies, expansion into new markets and growth opportunities with new and existing customers 4 Access to a significantly enlarged global total addressable narket (“TAM”), underpinned by a unique position in the ganing value chain 3 Well - prepared to capitalise on the digital convergence of Lottery and iGaming given high degree of player and tech overlap 2 Long - standing relationships with regulators and a commitment to responsible gaming C Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

1 Post Acquisition Group Will Have Leading Positions In Attractive End Markets And Will Be Operationally And Financially Scaled

intralot | Bally's INTERNATIONAL INTERACTIVE

Leading Market Positions

#2 UK iGaming Operator	**Top 3** US Lottery Solutions Operator[9]	**Top 3** North America VLT Monitoring Operator

Attractive End Target Markets

€6bn Lottery Services 2029E TAM – Existing Markets[4]	**€8bn** iGaming 2029E TAM - Existing Markets[5]	**€27bn** US iGaming 2029E TAM[6],[7]	**€200bn+** Total 2029E Target TAM[8]	**100%** Regulated Lotteries and B2C iGaming Markets

Operationally Scaled

40 Countries & Jurisdictions	**49** Lottery Contracts	**~700k** Active Players

Financial Strength

€1,067m FY24 PF Sales Proceeds[1]	**€1.4bn+** Lottery Backlog Sales Proceeds[3]	**€419m** FY24 PF RR Adj. EBITDA[2]	**39%** FY24 PF RR Adj. EBITDA Margin	**95%** FY24 PF RR Adj. Op. FCF Conversion[11]

Global Presence with Meaningful Diversification Across Geography and Product


Intralot
Bally's Int.

Product Split[10]


IT product and services 4%
VLTs 4%
Lottery Games 19%
Sports Betting and iGaming 73%

Geographic Split[10]


Europe 8%
RoW 11%
Americas 21%
UK 60%

Source: H2 Gambling Capital. BII Audited carve-out financial statements, Bally's and Intralot public company filings
Note: All figures as at 31-Dec-24 unless stated otherwise. FX rate USD / EUR 1.0822
Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction.

(1) BII Revenue, includes UK and Spain only; includes ~€26mm of run-rate royalty revenue; run-rate defined as on an annualised basis. Intralot sales proceeds are net of winners payouts
(2) Adjustments for BII run-rate Adjusted EBITDA include removal of ~€7m of FY2024 royalties, addition of €32.6m of run-rate adjustments for royalties, and removal of ~€9m of corporate cost allocation
(3) Up to 2029 and excluding 2024
(4) Suppliers revenues 2029E
(5) H2 Gambling Capital – August 2025 (Spain and UK onshore iGaming GGR 2029E)
(6) H2 Gambling Capital – August 2025 (United States onshore iGaming GGR 2029E)
(7) Exposure to US iGaming is from the commercial arrangement described on p. 17
(8) Includes North America, Latin America & the Caribbean, Africa, Asia & Middle East, Europe and Oceania onshore iGaming and OSB 2029E GGR (H2 Gambling Capital – August 2025)
(9) Lottery Facility Management
(10) Based on unaudited management accounts
(11) Operating Free Cash Flow defined as Pro Forma RR Adjusted EBITDA less Maintenance Capex. Operating Free Cash Flow Conversion defined as (Pro Forma RR Adjusted EBITDA less Maintenance Capex) / Pro Forma RR Adjusted EBITDA

11

12 Secular Trend Of Digital Transition Across Lottery And Gaming To Drive Significant Growth… 2 2% 3% 14% 27% 6% 12% 22% 44% 13% 24% 27% 52% % of North American Lotteries GGR % of North American Gaming GGR % of European Lotteries GGR % of European Gaming GGR % of Onshore Market 1% 3% 12% 23% Europe North America Source: H2 Gambling Capital. 2019 2024 2029 2015 iGaming Online Lottery iGaming Online Lottery Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

2 | …Which The Post Acquisition Group Will Benefit From Given Superior And Complementary Technology To Capture Digital Transition

intralot | Bally's International Interactive

Highly Complementary, Easy-to-Integrate Tech Stack


COMBINED TECH STACK
intralot
PlayerX Suite
Player Account Mgmt
KYC
Payments
RG
Promotions
Cloud-native
Highly configurable
Fast time-to-market
Low code configuration
Bally's International Interactive
Vitruvian Suite
Predictive Models
Data
Marketing
AI/ML
Tracking
Real-time insights
Automated decision-making
Personalized experiences
Retail Touchpoints
Lotos X Lottery Gaming Suite
Canvasx: Content Mgmt
Orion: Sb Retail
Digital Experience
Infinity: Game Aggregator
iGaming Content
Online Operations

Advantages of a Vertically Integrated Tech Stack

Benefits to Bally's International Interactive

- Able to enter 14+ regulated markets
- Seamlessly integrate with PlayerX's strong PAM capabilities, a priority for scaling operations in highly regulated markets
- Monetize online games and AI-driven engagement tools through INTRALOT's lottery clients

Benefits to intralot

- Enhances PlayerX with access to proven online marketing and player engagement tools
- Leverages Bally's AI for personalization, predictive analytics, and responsible gaming monitoring, making PlayerX more advanced
- Gains access to Bally's performance marketing, player acquisition, and retention expertise

Broader Advantages:

- Common tech stack for use across both iGaming and iLottery

13

14 The Post - Acquisition Group Will Be A Major Player In A Significantly Enlarged Global TAM… 3 10 0 20 30 40 50 60 90 80 70 100 Cumulative 2029E TAM (€bn) Current Focus €6bn Existing Lottery Services TAM €14bn + UK C Spain iGaming €41bn + US iGaming (3) €48bn + Near to Medium - Term 2 Near - to - Medium Term Ambition 200 >€200bn + Global iGaming, OSB C Existing Lottery Services TAM 2029E 1 Source: H2 Gambling Capital. Note: FX rate of USD / EUR of 0.8587 (1) Includes North America, Latin America C the Caribbean, Africa, Asia C Middle East, Europe and Oceania (H2 Gambling Capital – August 2025) (2) Comprises combined TAM of four potential new iGaming markets in the near - to - medium term (€6.2bn per H2 Gambling Capital – August 2025) (3) Exposure to US iGaming is from the commercial arrangement described on p. 17 Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

3 …And Possesses A Unique Position In The Gaming Value Chain

Intralot Bally's INTERNATIONAL INTERACTIVE

	Gaming	Sports Betting		Lottery	
	iGaming	OSB	Retail	Retail	iLottery
Intralot		*B2B and B2C Lottery Expert; B2B Sports Betting Capabilities*			
Bally's INTERNATIONAL INTERACTIVE	*iGaming Specialist (B2C)*				
Intralot + Bally's INTERNATIONAL INTERACTIVE	**Omnichannel, Global Gaming Champion with B2B and B2C Capabilities**				
B2B Lottery Peers		*Selected Peers Offer B2B Sports Betting as an Add-on Offering*		*Primarily B2B Lottery Focus*	
Gaming Peers	*Active across (B2C) Sports Betting and iGaming*				

15

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

4 Acquisition Expected To Deliver Significant Growth Opportunities

Standalone Growth Opportunities

Intralot

- ✓ Securing new high margin-contracts focused on the US with new competitive bids submitted for VLT & Lottery
- ✓ Targeted expansion of the VLT portfolio supported by anticipated regulation in currently unregulated US states
- ✓ Recurring sales proceeds from renewal of growing contract base

+

Bally's International Interactive

- ✓ Recent addition of sports via Kambi to the product suite doubling TAM
- ✓ Increased number of active users and player engagement driven by intensified marketing efforts on user acquisition
- ✓ Optimisation of the winnings % returned to users

Aggregated Growth Opportunities[1]


€419m
€35m-€40m
Enhanced positioning in contract extensions and existing markets and content opportunities across all markets
New market entries and new lottery RFPs
New charity lottery contracts in the US and the UK
Expansion into new iGaming markets
Targeted M&A opportunities
Multiple avenues to drive future growth
PF RR Adj. EBITDA 2024
Run Rate Synergies (2)
Standalone BII
Standalone Intralot
Upside from Existing Customers
New Customers
New Lottery Contracts
New B2C Gaming Markets
Inorganic Growth
PF EBITDA In Mid-Term

Source: Company information

Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction.

Post-Acquisition Group financials do not represent a statutory consolidation under IFRS

(1) Growth categories sized illustratively

(2) Synergies presented here are based on certain underlying assumptions and estimates which are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those anticipated

16

70.2 G6.7 131.G 152.7 161.6 (56.4) (47.8) (38.1) (34.6) (24.8) Revenue Adjusted EBITDAR Acquisition In Time Provides Exposure To The Attractive US iGaming Market 17 Commercial Arrangement Between Intralot and Bally’s NAI (Subject to Regulatory Approvals) 2022A 2023A LTM 2Q 2024A 2024A LTM 2Q 2025A Near - Term Source: H2 Gambling Capital. Notes: FX rate of USD / EUR of 0.8587 (1) The commercial arrangement described on this slide is subject to obtaining and maintaining all necessary governmental and regulatory licenses, permissions, consents, and permits. In the event that the relevant governmental and regulatory licenses, permissions, consents, and permits cannot be obtained (or obtained in a timely manner), or in the event that the North America Interactive business doesn't achieve positive adjusted EBITDAR in the timeframe currently envisaged (or at all), the potential benefits of the arrangement to Intralot may not be realized or may be limited US iGaming Market TAM (€bn) 0.5 1.5 3.3 4.6 5.6 7.2 8.8 12.4 17.1 22.5 27.2 2019A 2020A 2021A 2022A 2023A 2024A 2025E 2026E 2027E 2028E 2029E 4 Positive Adjusted EBITDAR Bally’s North America Interactive Is at an Inflection Point (€m) Bally’s North America Interactive B2C revenue comprises iGaming and online sports betting Bally’s International to receive attractive share of positive adjusted EBITDAR from the North America B2C business upon break - even Arrangement serves as consideration for certain advisory and other services from International to North America, which is forecasted to become profitable in the near - term (potentially as early as 2027) Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Advantage for Operator Advantage to Post - Acquisition Group New Market Case Study: iGaming As A B2B2C Offering In An Existing Intralot Market 18 Example: Current and Proposed Scope Why the Arrangement Could be Advantageous for All Parties? Currently Offered by Currently Offered by Other Third - party Vendors Proposed Scope: Offer a single JV to the regulator with Intralot providing not only lottery, but also, iGaming and sports betting Lottery Sports Betting iGaming • Attractive single operator solution vs. multiple vendors • Specialist iGaming vendor with proprietary technology additive to market share and higher economics over time x x • Larger presence in value chain resulting in a higher wallet share • Superior cross - selling and economics enables bidding more competitively for lottery tender • Potential to move to a complete gaming solutions provider (i.e., including iGaming and sports betting) 4 Lottery Sports Betting iGaming Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Expected To Deliver Sustainable Growth Opportunities: Market Case Study 4 19 New Market Opportunity with Attractive iGaming & OSB TAM (€1bn+) Overview of Go - to - Market Strategy • Establish a partnership with a leading media player to provide iGaming and online sports betting in the local market Scope • A media entity with extensive assets throughout the country and internationally Potential Partner • Development of the combined tech stack in online gaming and sports betting • iLottery “switched off” Platform • The combined group will have full ownership of the customer database Database Ownership • Additional opportunity to build a live dealer studio in the country and potentially utilise partner’s celebrity assets to attract additional customers Other Opportunities 0.0 0.5 1.0 1.5 2024 2025 2026 2027 2028 2029 Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview Source: H2 Gambling Capital. Notes: FX rate of USD / EUR of 0.8587

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

5 Resilient, Recurring Lottery Sales Proceeds Supported By Robust iGaming Revenues...

High Level Of Visibility On Future Sales Proceeds For Intralot (Lotteries) Underpinned By Strong Track Record Of Contract Renewals And Wins...

~€1.4bn Contracted Sales Proceeds Backlog[(1)]

16 years Average Term to Renewal Date[(2)]

89% Renewal Rate[(3)]


€376m
€368m
€339m
€277m
€210m
€189m
100%
98%
90%
74%
56%
50%
2024
2025
2026
2027
2028
2029
FY24 Sales Proceeds From Contracts Not Subject to Renewal Through 2029

...Combined With Robust BII (iGaming) Profits From Leading Market Positions

UK & Spain iGaming Revenue, FY'23 – FY'24


CAGR: 10.8%
€610m
€676m
FY'23
FY'24
iGaming Revenue (4)

Sustainable market leading position as a leading online casino operator in the UK, driven by:

- ✓ **Precise marketing** with highly selective campaigns and **strong retention rates**
- ✓ **Predicted value algorithms** delivered through a flexible system
- ✓ **Increased suite of products** with the **addition of sports**
- ✓ **No high-value player dependency**
- ✓ **Upgraded marketing and customer service** to support over **50 languages**

Source: Company information
Note: The BII audited carve-out financial statements for FY 2023 and 2024 were prepared in accordance with IFRS using single entity financial records with specific carve-out adjustments
(1) Up to 2029 and excluding FY2024
(2) Calculated based on the contract duration from inception date for contracts entered into within the year ended December 31, 2024, without accounting for extensions and excludes contracts with practically infinite durations / renewals. Not a weighted average figure.
(3) Calculated as total contract renewed (cumulative) over total contracts up from renewal (cumulative) from 2006 to 31st March 2025, including extensions
(4) Excluding B2B

20

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

5 …With Exceptional Margins And Cash Flow Generation Enhanced By Material Cost Synergies From Proposed Acquisition

intralot | Bally's INTERNATIONAL INTERACTIVE

Improving Margin Profile For The Post-Acquisition Group Focused On Constant Profitability…

Post-Acquisition PF RR Group Adj. EBITDA FY'23 – FY'24 (€m)


€402m
€419m
40%
39%
FY'23 (1)
FY'24 (2)
Post-Acq. PF RR Adj. EBITDA (3)
Post-Acq. PF RR Adj. EBITDA Margin (%)(3)

…Coupled With Modest Maintenance Capex Requirements Driving 95%+ Operating FCF Conversion…

Post-Acquisition PF RR Group Adj. Operating FCF FY'23 – FY'24 (€m)


€15m
€20m
€387m
€399m
96%
95%
FY'23 (1)
FY'24 (2)
Post-Acq. PF RR Adj. Op. FCF(4)
Post-Acq. PF RR Adj. Op. FCF Conversion (%)
Post-Acq. Pre-Synergy Maint. Capex

…Enhanced By Significant Cost Synergies From Proposed Acquisition

€35m – €40m
Run Rate Cost Synergies

1. **Organisational Synergies**
   Realising meaningful cost efficiencies and enhanced collaboration through strategic organisational consolidation

2. **Third-Party Synergies**
   Leveraging economies of scale to optimise third-party costs, benefiting from the consolidation and expansion of contracts

3. **Other Synergies**
   Realising benefits by optimising office space, streamlining back-office operations, and aligning supply chains

Source: Company information
Note: Operating Free Cash Flow defined as Adjusted EBITDA less Capex, Operating Free Cash Flow Conversion defined as (EBITDA less Capex) / Adjusted EBITDA.
Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction.
Synergies presented here are based on certain underlying assumptions and estimates which are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those anticipated.

(1) Adjustments for BII run-rate Adj. EBITDA include addition of €32.6m of run-rate adj. for royalties and removal of ~€9m of corporate cost allocation
(2) Adjustments for BII run-rate Adjusted EBITDA include removal of ~€7m of FY2024 royalties, addition of €32.6m of run-rate adjustments for royalties, and removal of ~€9m of corporate cost allocation
(3) Pre-synergy
(4) Operating Free Cash Flow defined as Pro Forma RR Adjusted EBITDA less Maintenance Capex. Operating Free Cash Flow Conversion defined as (Pro Forma RR Adjusted EBITDA less Maintenance Capex) / Pro Forma RR Adjusted EBITDA

21

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

6 Longstanding Regulatory Relationships With A Strong Commitment To Responsible Gaming

Intralot | Bally's INTERNATIONAL INTERACTIVE

Longstanding Relationship With Key Regulators

Country	Market Entry	Regulator Body
Greece	1993[(1)]	• **Hellenic Gaming Commission**
Turkey	2002	• **Interacting with Spor Toto**
United Kingdom	2002	• **Gambling Commission**
USA	2003	• **State Regulators** (on a state-by-state basis)
New Zealand	2005	• **New Zealand Gambling Commission**
Australia	2007	• **State Regulators** (on a state-by-state basis)
Argentina	2007	• **Provincial Regulators** (since 2020, provinces can establish their own regulations)
Spain	2007	• **Directorate General for the Regulation of Gambling**
Croatia	2009	• **Ministry of Finance**
Canada	2019	• **British Columbia Lottery Corporation** • **Alcohol and Gaming Commission of Ontario**

Committed To Maintain The Highest Standards In Responsible Gaming

"Promote Responsible Gaming, Social Responsibility, and Integrity throughout our global activities in any type of engagement" *- Intralot*

- ✓ **Certified as a Responsible Gaming Supplier with WLA[(2)]**
- ✓ **Supporting gaming revenues that fund good causes**
- ✓ **Unconditioned commitment to locally regulated markets**
- ✓ **Preventing underage, illegal & problem gaming**
- ✓ **Offering tailored responsible gaming product features**
- ✓ **Educates employees and players on gaming regulations**

Note: UK and Spain regulatory bodies engaged by Bally's, remaining engaged by Intralot
(1) HGC existed as regulator of casinos but assumed the regulation and oversight of the Greek gaming market in 2011
(2) World Lottery Association

22

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Proposed Acquisition Benefits – Accretive To Growth, Earnings And Cash Flow

Intralot | Bally's INTERNATIONAL INTERACTIVE

✓ **Enhanced scale and diversification with highly complementary tech stack**
Truly global business with attractive positions in developed markets, underpinned by easy-to-integrate tech capabilities

✓ **Unique position in global gaming value chain**
Combined B2B/B2C presence and unique omnichannel offering, with ability to capitalise on huge global TAM and material growth in iLottery

✓ **Unlocks growth opportunities**
Number of identified avenues to drive future growth, including cross-sell in existing Intralot markets, along with attractive upside from Bally's North America Interactive business

✓ **Accretive to margins and cash flow generation**
c.39% PF RR adj. margins and c.95%+ PF RR adj. Op. FCF conversion(1) underpin self-funded growth, further supported by identified cost synergies

Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction.
(1) Operating Free Cash Flow defined as Pro Forma RR Adjusted EBITDA less Maintenance Capex. Operating Free Cash Flow Conversion defined as (Pro Forma RR Adjusted EBITDA less Maintenance Capex) / Pro Forma RR Adjusted EBITDA

23

iGaming Deep Dive

Robeson Reeves CEO Bally’s Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

An Online Gaming Champion

intralot | Bally's International Interactive

€270m
FY24A Adj. EBITDA(1)

39%
FY24A Adj. EBITDA Margin(1)

Net Gaming Revenue By Product


Bingo 4%
Poker and Sport, 1%
Casino 95%

Net Gaming Revenue By Geography


Spain, 5%
RoW, 1%
UK, 94%

Player-Centric Approach

- Culture, DNA & People
- Data & Insights
- Enhanced Player Journey
- Sustainability
- Technology & Products

Portfolio Of Top Disruptor Brands

Virgin Games | jackpotjoy | Monopoly Casino | Rainbow Riches Casino | Bally Bet Sports & Casino | Double Bubble Bingo | botemania

Note: All figures as at 31-Dec-24 unless stated otherwise. FX rate USD / EUR 1.0822
(1) Adjusted EBITDA excludes BII 2024 run-rate royalty revenue; NGR, includes UK and Spain only

26

x x x x x x x Casino x x x x x x x Bingo x (2) x x (2) x Sports x x x x x x Poker 27 476 542 544 574 639 0% 3% 6% 9% 12% 15% €0m €150m €300m €450m €600m €750m 2020 2021 2022 2023 BII Mkt Share 2024 BII Evolution Of BII’s UK NGR (€m) And Market Share (1) UK Casino Competitor Market Shares By Brand (FY 2024, %) (1) Virgin Games, 5% Bally Bet, 1% Other BII, 8% Brand 1, 10% Brand 2, 5% Brand 3, 4% Brand 4, 4% Other, 63% A Leading Position In iCasino And iBingo Market Leading Hero Brands… …Driving Stable Market Share Position Source: Bally’s public filings, management information, ACM analysis, UKGC data (1) Pre - FY 2023 net gaming revenue (NGR) based on unaudited BII management accounts; market share calculated based on BII UK iGaming gross gaming revenue (GGR) and UK Gambling Commission iGaming GGR data, which covers approximately 70% of the UK’s online gambling industry (2) Sports betting to be introduced in Spain in 2025 ~14% Market Share Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

28 Best In Class Financial Performance …Support Robust Financial Position Source: Company public filings, management information (1) Adjusted EBITDA includes BII 2024 run - rate royalty revenue and corporate cost; unaudited BII management accounts (2) Figures for key peers relates solely to their UK C Ireland operations Industry Leading EBITDA Margins… BII’s UK EBITDA Margin (1) Compared To Key Peers (2) 45% 21% Competitor 3 18% Competitor 4 29% 33% Competitor 1 Competitor 2 5% 15% 25% 35% H2 2023 H2 2024 38% EBITDA margin has increased from ~2G% in 201G to 38%, outperforming peers Proprietary platform increases margins by enabling cost - effective scalability and centralised product control High retention and low CAC driven by AI/ML - powered segmentation, real - time data, and marketing automation 24% 23% 22% 18% 17% 16% 11% 25% 20% 15% 10% 5% 0% BII’s Marketing Spend Relative To NGR Compared To Key Peers Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview Competitor Competitor Competitor Competitor Competitor Competitor 4 2 5 6 3 1 (median)

Sizable And Growing iCasino And iBingo TAM Underpinned By Robust Growth Factors 29 €6.Gbn €8.Gbn €G.0bn €10.6bn €0.8bn €1.5bn €1.7bn €2.2bn €108.4bn €183.6bn €7.7bn €10.4bn €11G.0bn €1G6.3bn €0bn €25bn €50bn €75bn €100bn €125bn €150bn €175bn €200bn Technological advancements are accelerating market expansion Changing consumer behaviours are reshaping demand Product improvements are enhancing user experience and retention Mobile friendly format are unlocking new user segments 2019A 2024E 2025E 2029E BII’s current TAM only includes the UK and Spain. Going forward, BII will leverage its technology and expertise to expand globally Note: Assumes exchange rate of USD/EUR = 0.8587 Source: H2 Gambling Capital – August 2025 (1) Includes onshore online sports betting, online casino and online poker Current geographic presence Spain UK RoW Future addressable markets Online Casino TAM (€bn) (1) Key Drivers Of Growth Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

intralot | Bally's INTERNATIONAL INTERACTIVE

Proprietary Technology Platform Has Driven Market Leading Results By Optimising The Player Experience…

Delivering Enhanced Customer Journey's Via Data, AI/ML, Marketing And Tracking

Vitruvian

Data | AI/ML | Marketing | Tracking

Marketing Campaigns Designed over many years by iCasino experts

Advanced AI/ML Capabilities
Models tuned to deliver superior iCasino performance

Player Segmentation Updated multiple times per day based on real-time player behaviour.

Marketing Hub
Self- serve tools for marketing professionals

Adaptability
Flexible architecture to integrate to additional 3rd party tools easily

Real-time Data
Operational decision making, regulatory & governance reporting.

Data-informed Predictions

- **Predictions across multiple player metrics** based on initial activity:
  - Lifetime deposit amount and lifetime value
  - Conversion propensity
  - Net deposits
  - Churn
  - Optimal reward type and value a player should receive on a campaign basis

Tailored Recommendations

- Tests **landing pages** created by SEO team and recommends the best page
- Suggests **player specific games**
- Recommends a **deposit amount** based on a player's historical pattern

Source: Bally's public filings, management information

30

… Utilising A Highly Tailored Personalised Approach 31 • This player typically deposits £150+ • The presented ‘quick amounts adjust to meet each player’s deposit behaviour • The options shown are far higher than the first deposit defaults Source: Management Information • The player has just played Big Bass Splash • On return to the lobby, ‘Recently Played’ is updated and ‘Suggested For You’ is also updated based on recent play behaviour • Betting behaviour is analysed to curate a personalised ’For You’ within the app • There is a ‘Reconnended’ module displayed on the homescreen • Rewards are tailored to each user and presented in context, as well as in a dedicated area of the app • The ‘Gane Shuffle’ is a fun, interactive feature allowing users to spin the reels to be presented with 3 games to try based on their play behaviour Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Players Across A Broad Demographic With Significant Customer Loyalty 32 Average NGR (2024, £) £31 £52 £70 £83 £105 £113 18 - 24 25 - 34 35 - 44 45 - 54 55 - 64 65+ £55 £60 £62 £68 £70 £70 £88 <=6 7 to 12 1 to 2 2 to 3 3 to 4 4 to 5 5 MonthsMonthsYears Years Years Years Years + £73 £63 Women Men Longstanding players spend more on average £G1m £51m £70m £5Gm £5Gm £4Gm £160m <=6 7 to 12 1 to 2 2 to 3 3 to 4 4 to 5 5+ MonthsMonthsYears Years Years Years Years Gender NGR Split (2024, % / £) 40% 60% 25 - 34, £117m 35 - 44, £163m 45 - 54, £107m Others, £152m Tenure Largest revenue contribution from longstanding customers of 5+ years Men Women Age Strong diversification across age bands Higher spend from women who are typically longer standing customers Leading activation and retention of existing customer base High engagement via chatrooms and social features Older retail brands with an online presence tend to capture a larger share of older cohorts Bingo - led brands are typically skewed towards female customers Source: Management information, ACM analysis Key Points iGaming Platform Ranks Well Against Peers On Retention Due To Sophisticated Loyalty Mechanics Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

New Market Growth Opportunities

intralot | Bally's INTERNATIONAL INTERACTIVE

Market 1	Market 2	Market 3
2026 Target Launch	*2027 Target Launch*	*2027 Target Launch*
B2C (iGaming & OSB)	B2C (iGaming & OSB)	B2C (iGaming, OSB & Keno)
Scope/Partner – Partnership with a media entity with extensive assets globally	**Scope –** B2C entry with no partnership as this is considered a high value market	**Platform –** Aggregated technology stack with iLottery turned on for Keno games
Platform – Aggregated technology stack with iLottery turned off	**Platform –** Aggregated technology stack with iLottery turned off	
Live Dealer Opportunity – Build a live dealer studio and utilise media partner's assets		

Source: Management information

33

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

iGaming Deep Dive Summary – Key Takeaways

intralot | Bally's INTERNATIONAL INTERACTIVE

1 Strong Market Position in the UK and Spain

- BII holds a **~14% market share** in UK iGaming
- **Dominant presence in casino-led and bingo-led segments**, with a diversified product and geographic footprint

2 Leading Technology and Data Capabilities

- **Proprietary platform** with **advanced AI/ML** for player segmentation, real-time data, and predictive analytics
- **Marketing Hub and Vitruvian tools** enable tailored customer journeys and campaign optimisation

3 High Customer Engagement and Loyalty

- **Strong retention driven by loyalty mechanics**
- Longstanding customers (5+ years) contribute the largest share of revenue

BII's proprietary technology and data-driven platform underpin its leading position, with superior customer retention, efficient acquisition, and scalable growth

6 Strategic Leverage for Expansion

- **Shared infrastructure and data capabilities** position Intralot to enter **new markets and cross-sell** into regulated lottery environments

5 Significant Growth Opportunity

- **TAM expansion** supported by tech adoption, mobile formats, and evolving consumer behaviour
- UK and Spain expected to see continued growth
- From 2025, BII's **€100bn+ TAM** is global, with forecast **geographic expansion**

4 Efficient Customer Acquisition and Superior Margins

- Lifecycle strategy from acquisition to cross-sell drives **best-in-class CAC and margin profile**
- **Personalised content enhances customer retention** and LTV, driving robust LTV/CAC metrics

34

Lottery Deep Dive 35

Nikos Nikolakopoulos Group CEO, Intralot 36 Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Global Leader In Lottery Solutions

intralot | Bally's INTERNATIONAL INTERACTIVE

FY24A Sales Proceeds Net Of Winners' Payouts By Product


IT Products & Services, 11%
Lottery & iLottery, 55%
VLTs, 11%
Sports Betting, 23%

FY24A Sales Proceeds Net Of Winners' Payouts By Geography


RoW, 28%
Europe, 13%
Americas, 59%

49
Contracts

37%
FY24A Adj. EBITDA Margin(1)

€356m
FY24A Sales Proceeds (Net Of Payout)

16 Year
Average Contract Length(2)

89%
Contract Renewal Rate(3)

Source: Company information
Note: All figures as at 31-Dec-24 unless stated otherwise
(1) Adjusted EBITDA is net of winners' payouts; post-IFRS, taking into account the impact of IFRS 16
(2) Calculated based on number of contracts without accounting for extensions and excludes contracts with practically infinite durations / renewals. Not a weighted average figure.
(3) Calculated as total contract renewed (cumulative) over total contracts up from renewal (cumulative) from 2006 to 31st March 2025, including extensions

37

Overview Of The Lottery Division 38 Lottery iLottery VLT Monitoring Sports Betting • Provides technology for traditional lottery operated by state monopolies • Established, long - term contracts • Proprietary technology and software • Provides technology to state lotteries to enable their digital offering • Highly scalable, lower capital expenditure business • Cutting - edge technology to monitor VLTs and control large - scale gaming networks • Regulatory tailwinds • Provider of fully integrated sports betting platform, services and solutions with portfolio of retailer and player terminals • Capitalises on existing retail footprint • Low customer acquisition cost VLT Monitoring, 11% €43n Sales Proceeds (1) Source: Company information Note: All figures as at 31 - Dec - 24 unless stated otherwise (1) Sales proceeds is net of winners’ payouts (2) Includes IT Products and Services (3) Includes Racing Lottery Games, 66% (2) Sports Betting, 23% (3) Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview €247n Sales Proceeds (1) €87n Sales Proceeds (1)

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Strategically Targeting Attractive Markets With Growing Digital Penetration

intralot | Bally's INTERNATIONAL INTERACTIVE

Cutting-Edge Technology Platform Enables Flexible Global Operations…

Multi-layer structure enables component switching or upgrades without disrupting system operations

Customers can choose Intralot for the entire value chain; or can opt for third-party providers for specific services

Leveraging AI to proactively adapt to market and technological changes, delivering solutions that maximise revenue

Highly efficient and automated platforms requiring low operating costs

… Supported By Strong iLottery Growth As Digital Penetration Increases

$155bn+
Global Lottery Opportunity ('25F)(1)

$21bn+
Global Online Lottery Opportunity ('25F)(1)


+19%
Online
+2%
Retail
7%
iLottery
+8%
Online
20%
iLottery
+2%
Retail
+11%
Online
+3%
Retail
11%
iLottery
+6%
Online
14%
iLottery
+3%
Retail
+10%
Online
+7%
Retail
14%
iLottery
+12%
Online
+3%
Retail
37%
iLottery
+% '25F-'29F CAGR
% '25F iLottery Penetration

Global iLottery CAGR of +11%, growing from 14% TAM penetration in 2025F to 18% in 2029F

Source: H2 Gambling Capital – August 2025
(1) Global lottery and iLottery GGR includes North America, Latin America & the Caribbean, Europe, Africa, Asia and Oceania

39

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Strong Track Record Delivering Recurring Revenues

intralot Bally's INTERNATIONAL INTERACTIVE

Diversified, Long Dated Contract Base…

Country	Maturity / Renewal Year[(1)]	Contract Type	% Of Revenue[(2)]
Turkey	2029	Sports Betting	20.2%
Illinois	2027	Technology	11.6%
Argentina	2034	Lottery	9.8%
Ohio	2027	Technology	8.1%
New Hampshire	2033	Technology	5.9%
Australia	2027	Lottery & VLT Monitoring	5.2%
Croatia	2033	Lottery & Sports Betting	4.2%
Georgia	2032	Technology	3.9%
Arkansas	2026	Technology	3.1%
Montana	2026	Technology	2.4%
Other (41)	**2024-2034**	**All contract types**	**25.4%**

…Underpinned By Impressive Track Record

- **89% lottery contract renewal rate**[(3)]
- Over the last 20+ years, Intralot has **grown from a recent entrant** in the market to **#3 player** in terms of presence in the US
- **De-risked execution** with most of the contracts being **migrated from incumbent operators** as opposed to first time greenfield operations
- Solid track record of **successfully bidding for and winning new contracts**

Source: Company Information
(1) Either through RFP tender process, extension, or license payment
(2) Percentage of FY24 Revenue
(3) Calculated as total contract renewed (cumulative) over total contracts up from renewal (cumulative) from 2006 to 31st March 2025, including extensions

40

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

iLottery As A Key Driver Of Future Growth

intralot Bally's INTERNATIONAL INTERACTIVE

Leading Technology And Regulatory Relationships Allow Intralot...

Customer insights & data-driven marketing reduce CAC

Leverage Bally's Vitruvian capabilities to enhance customer experience

Strong relationships established with regulators

Stringent focus on customer protection and harm minimisation

iLottery



$155bn
Total Lottery CAGR: 4%
$180bn
14%
iLottery CAGR: 11%
18%
86%
Land-based Lottery CAGR: 3%
82%
2025E
2029E
Global Lottery TAM(1)
Global Retail Lottery (1)
Global iLottery(1)

... To Take Advantage Of The High Growth iLottery Opportunity

Country	2025F Total Lottery GGR	2025F iLottery GGR	2025F iLottery Penetration
United States	$35.6bn	$2.4bn	7%
Italy	$7.6bn	$0.2bn	2%
Germany	$7.3bn	$1.7bn	24%
France	$7.1bn	$1.0bn	15%
UK	$6.1bn	$3.1bn	50%
Spain	$6.1bn	$0.2bn	4%
Canada	$3.4bn	$0.5bn	13%
Australia	$2.8bn	$1.8bn	64%
Greece	$1.0bn	$0.05bn	5%
Argentina	$0.96bn	$0.1bn	10%
Norway	$0.87bn	$0.63bn	73%
Finland	$0.55bn	$0.34bn	62%

The US iLottery market is forecast to deliver a ~20% CAGR between 2025 and 2029, whilst global iLottery penetration remains below 15%

Source: H2 Gambling Capital – August 2025
(1) Onshore global land-based lottery and iLottery GGR includes North America, Latin America & the Caribbean, Europe, Africa, Asia and Oceania

41

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Lottery Deep Dive Summary – Key Takeaways

intralot | Bally's INTERNATIONAL INTERACTIVE

1 iLottery as the Primary Growth Lever

- **US iLottery** is forecasted to grow at **~27% CAGR**, significantly outpacing land-based lottery growth
- **Strong regulatory momentum** and digital readiness position Intralot to capture this upside

2 Recurring Revenue Strength

- Underpinned by **long-dated contracts** across geographies, delivering **high revenue visibility**
- **89% contract renewal rate**

3 Global Footprint and Market Access

- Presence in **key markets like Turkey, Argentina, and the US**, with **diversified contract types** (lottery, sports betting, technology)
- Strategic targeting of **high-barrier, high-potential markets** with strong fundamentals

iLottery is Intralot's central growth engine, supported by a robust global contract base and differentiated technology, positioning the business for scalable, recurring revenue expansion

5 Synergy Potential with BII's Capabilities

- **Leverage Bally's Vitruvian platform** for customer insights, marketing, and ARPU uplift
- Shared infrastructure and data capabilities support **cross-sell and expansion**

4 Technology Differentiation

- **Proprietary platforms** support both traditional and digital lottery operations
- **Scalable infrastructure** and **low customer acquisition costs** enhance margin profile

42

Financials – Deep Dive 5

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Post-Acquisition Group to Deliver Strong Financial Performance…

intralot | Bally's INTERNATIONAL INTERACTIVE

Predictable Revenue Growth

89%
Contracts Renewal Rate[1]

16 Yrs
Contract Length[2]

100%
Regulated Markets

Structurally High Margins Benefiting Operating Leverage

~39%
FY24 Pro Forma RR Adjusted EBITDA margin[3]

Robust Cash Flow Generation Underpinned By Low Maintenance Capex

~95%
FY24 Pro Forma RR Operating FCF Conversion[3,4]

Material Upside Through Multiple Growth Avenues

- ✓ New B2C market entry
- ✓ Charity lottery (UK / US)
- ✓ Servicing revenue from NAI
- ✓ iLottery digital content
- ✓ US iLottery technology
- ✓ B2B cross-selling

Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction.

(1) Calculated as total contracts renewed (cumulative) over total contracts up from renewal (cumulative) from 2007 to April 2025, including extensions

(2) Calculated based on number of contracts without accounting for extensions and excludes contracts with practically infinite durations / renewals. Not a weighted average figure

(3) FY24 Pro Forma figures are presented on an aggregated basis and representing the mathematical sum of each such figure for the fiscal year ended December 31, 2024, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/ consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction

(4) Operating Free Cash Flow defined as Pro Forma RR Adjusted EBITDA less Maintenance Capex, Operating Free Cash Flow Conversion defined as (Pro Forma RR Adjusted EBITDA less Maintenance Capex) / Pro Forma RR Adjusted EBITDA

44

…Driving an Attractive Financial Model That Creates Shareholder Value 45 Self - Reinforcing Cycle Underpins Financial Model High EBITDA Margin & Low Maintenance Capex Strong FCF Generation Dividends De - leveraging Growth Capex / M&A New B2B Contracts & B2C Market Entry / Consolidation Significant Cash Flow Generation Funds New Investment and Capital Returns Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Post-Acquisition Group Pro Forma 2025 Guidance

intralot | Bally's INTERNATIONAL INTERACTIVE

	intralot	Bally's INTERNATIONAL INTERACTIVE	Post-Acquisition Group
Revenue FY25E(1)	€330m - €340m(2)	€750m - €765m	€1,080m - €1,105m
Adjusted EBITDA FY25E (% margin)(3)	€120m - €125m (37% margin)	€310m - €320m (42% margin)	€430m - €445m (40% margin)
Capex FY25E (% of revenue)	10.0% - 11.0%	2.5% - 3.0%	4.5% - 5.5%

Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/ consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction. (*) This slide contains forward looking statements on the assumption that the Proposed Transaction completes in Q4 2025 on the basis of the terms envisaged as of the date hereof. The preparation of the forecast data is based on, among others, certain assumptions concerning future events that management expects to occur, and the actions management intends to take; such events and actions may not actually realize, as they depend substantially on variables which management cannot control, and may involve situations that management cannot predict. As a result, the estimates in the forecast data are, by definition, uncertain and may materially differ from and fall short of those projected or implied in the estimates. Data used in the forecast data is based on assumptions regarding the Post-Acquisition Group's operations and results that are based on management's current expectations regarding future events and are, therefore, subject to significant uncertainties that could cause the Group's actual results to differ materially. The forecast data, particular EBITDA guidance, does not take into account the allocation of BII's corporate costs of approximately €9.2m per annum that is expected to be incurred following the completion of the Proposed Transaction. These uncertainties include, among other things, changes in the macroeconomic condition, exchange rates, continued operational performance and the relevant market context. In particular, the achievement of forecast data is subject to significant uncertainties, also relying on positive seasonality experienced in prior years during H2 for the Intralot Group and higher royalty revenue for BII. Should any of these uncertainties realize or any of the key assumptions prove to be inaccurate, the Intralot Group's or the Post-Acquisition Group's actual results or events would likely differ materially from those expressed or implied in the estimates. Therefore, there can be no assurance that the estimates will eventually prove to be accurate. Prospective investors should be aware that the realization of the estimates set forth in the forecast data may be difficult or impossible due to a number of factors, including factors outside of the Post-Acquisition Group's control and the control of management. The forecast data as not and will not be audited or reviewed by any auditor. This data is not intended to be a comprehensive statement of our financial or operational results for such periods. Potential investors should not place undue reliance on the estimates, which are based on assumptions as of the date of this Presentation. These cautionary statements should be considered in connection with any written or oral forward-looking statements that the Intralot Group or the Post-Acquisition Group may issue in the future. Unless required by applicable laws and regulations, neither the Intralot Group, BII nor the Post-Acquisition Group undertake any obligation to publish any revisions to such forward-looking statements. Please refer to page 2 for important disclosures relating to forward looking statements

(1) Guidance for revenue (sales proceeds) represents revenue net of payout. Intralot previously reported revenue (sales proceeds) gross of payout
(2) Intralot revenue FY25E forecasted to be in-line with FY24 (adjusted for payout) on a constant currency basis
(3) Margin implied based on mid-point of revenue and Adjusted EBITDA guidance

46

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Mid-Term Guidance Reiterated

intralot | Bally's INTERNATIONAL INTERACTIVE

	Mid-term
Revenue	• Total revenue growth **high-single digit** • Lottery: **Low-to-mid single digit** growth • iGaming: **Mid-single digit** growth • New opportunities to drive incremental revenue growth starting in **2026**
Adjusted EBITDA	• Group margin **mid-to-high 30%** including growth opportunities and synergies / efficiencies • Lottery: Margins **mid-30%**(1) • iGaming: Margins **~40%**
Synergies / Efficiencies	• **€35m – €40m** run-rate identified cost synergies / efficiencies expected to be achieved over **18 – 24 months** post-closing
Cash Flow Items	• Total capex **mid-single digits** percentage of total revenue in years without material contract signings / renewals. **Low-to-mid double digits** percentage of total revenue expected in **2026/27** ▪ Of which: Maintenance **~2%** of total revenue, declining towards **1%** over time • Change in net working capital: **Slightly negative** in outer years
Other Items	• Effective corporate tax rate: **16-19%**(2)
Financial Policy	• Mid-term steady-state net leverage target of **~2.5x** • Plan to maintain dividend payout ratio of **35%** of **net income** with flexibility for higher distributions subject to performance and capital structure considerations, in line with Greek law requirements

Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/ consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction. (*) This slide contains forward looking statements on the assumption that the Proposed Transaction completes in Q4 2025 on the basis of the terms envisaged as of the date hereof. Please refer to page 2 for important disclosures relating to forward looking statements. Synergies presented here are based on certain underlying assumptions and estimates which are inherently subject to significant uncertainties and actual results may differ, perhaps materially, from those anticipated

(1) Previously "low-to-mid 30%". Mid-term guidance has been updated to reflect the change in revenue definition, which now deducts payout from revenue

(2) Based on current underlying corporate tax regimes

47

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | **Financials**

iGaming: Solid Growth with Class-Leading Margins

Existing Markets Only

	2025E	Mid-term
Revenue	**€750m - €765m**	**Mid-single digit growth**
Adjusted EBITDA	**€310m - €320m**	**~40% margin**

✓ Positioned for steady revenue growth, driven by **strategic expansion, diversified revenue streams, and operational efficiencies** across core segments

✓ **Strong margin profile of ~40%** supported by cost efficiencies and high-margin royalty streams

✓ Low expense growth, with **costs rising slower than revenue** due to strategic marketing and streamlined content and processing fees

Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/ consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction. (*) This slide contains forward looking statements on the assumption that the Proposed Transaction completes in Q4 2025 on the basis of the terms envisaged as of the date hereof. Please refer to page 2 for important disclosures relating to forward looking statements. The preparation of the forecast data is based on, among others, certain assumptions concerning future events that management expects to occur, and the actions management intends to take; such events and actions may not actually realize, as they depend substantially on variables which management cannot control, and may involve situations that management cannot predict. As a result, the estimates in the forecast data are, by definition, uncertain and may materially differ from and fall short of those projected or implied in the estimates. Data used in the forecast data is based on assumptions regarding the Post-Acquisition Group's operations and results that are based on management's current expectations regarding future events and are, therefore, subject to significant uncertainties that could cause the Group's actual results to differ materially. The forecast data, particular EBITDA guidance, does not take into account the allocation of BII's corporate costs of approximately €9.2m per annum that is expected to be incurred following the completion of the Proposed Transaction. These uncertainties include, among other things, changes in the macroeconomic condition, exchange rates, continued operational performance and the relevant market context. In particular, the achievement of forecast data is subject to significant uncertainties, also relying on positive seasonality experienced in prior years during H2 for the Intralot Group and higher royalty revenue for BII. Should any of these uncertainties realize or any of the key assumptions prove to be inaccurate, the Intralot Group's or the Post-Acquisition Group's actual results or events would likely differ materially from those expressed or implied in the estimates. Therefore, there can be no assurance that the estimates will eventually prove to be accurate. Prospective investors should be aware that the realization of the estimates set forth in the forecast data may be difficult or impossible due to a number of factors, including factors outside of the Post-Acquisition Group's control and the control of management. The forecast data as not and will not be audited or reviewed by any auditor. This data is not intended to be a comprehensive statement of our financial or operational results for such periods. Potential investors should not place undue reliance on the estimates, which are based on assumptions as of the date of this Presentation. These cautionary statements should be considered in connection with any written or oral forward-looking statements that the Intralot Group or the Post-Acquisition Group may issue in the future. Unless required by applicable laws and regulations, neither the Intralot Group, BII nor the Post-Acquisition Group undertake any obligation to publish any revisions to such forward-looking statements.

48

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | **Financials**

Lottery: Recurring Revenue Underpinned by Long-Term Contracts

intralot | Bally's INTERNATIONAL INTERACTIVE

Existing and Prospective Contracts(1)

	2025E	Mid-term
Revenue(2)	€330m - €340m	Low-to-mid single digit growth
Adjusted EBITDA	€120m - €125m	Mid-30%(3)

✓ **70%+ of revenue derived from technology contracts** providing B2B services to state and licensed operators, providing **stable, recurring revenue**

✓ **High margins** supported by technology contracts, with further room for growth via expanding VLT and Lottery operations in the U.S.

✓ Game management contracts and licensed operations offer **diversified revenue streams**

Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/ consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction. (*) This slide contains forward looking statements on the assumption that the Proposed Transaction completes in Q4 2025 on the basis of the terms envisaged as of the date hereof. Please refer to page 2 for important disclosures relating to forward looking statements. The preparation of the forecast data is based on, among others, certain assumptions concerning future events that management expects to occur, and the actions management intends to take; such events and actions may not actually realize, as they depend substantially on variables which management cannot control, and may involve situations that management cannot predict. As a result, the estimates in the forecast data are, by definition, uncertain and may materially differ from and fall short of those projected or implied in the estimates. Data used in the forecast data is based on assumptions regarding the Post-Acquisition Group's operations and results that are based on management's current expectations regarding future events and are, therefore, subject to significant uncertainties that could cause the Group's actual results to differ materially. The forecast data, particular EBITDA guidance, does not take into account the allocation of BII's corporate costs of approximately €9.2m per annum that is expected to be incurred following the completion of the Proposed Transaction. These uncertainties include, among other things, changes in the macroeconomic condition, exchange rates, continued operational performance and the relevant market context. In particular, the achievement of forecast data is subject to significant uncertainties, also relying on positive seasonality experienced in prior years during H2 for the Intralot Group and higher royalty revenue for BII. Should any of these uncertainties realize or any of the key assumptions prove to be inaccurate, the Intralot Group's or the Post-Acquisition Group's actual results or events would likely differ materially from those expressed or implied in the estimates. Therefore, there can be no assurance that the estimates will eventually prove to be accurate. Prospective investors should be aware that the realization of the estimates set forth in the forecast data may be difficult or impossible due to a number of factors, including factors outside of the Post-Acquisition Group's control and the control of management. The forecast data as not and will not be audited or reviewed by any auditor. This data is not intended to be a comprehensive statement of our financial or operational results for such periods. Potential investors should not place undue reliance on the estimates, which are based on assumptions as of the date of this Presentation. These cautionary statements should be considered in connection with any written or oral forward-looking statements that the Intralot Group or the Post-Acquisition Group may issue in the future. Unless required by applicable laws and regulations, neither the Intralot Group, BII nor the Post-Acquisition Group undertake any obligation to publish any revisions to such forward-looking statements

(1) Based on existing contracts, planned exits, and potential new contract
(2) Guidance for revenue (sales proceeds) represents revenue net of payout. Intralot previously reported revenue (sales proceeds) gross of payout
(3) Previously "low-to-mid 30%". Mid-term guidance has been updated to reflect the change in revenue definition, which now deducts payout from revenue

49

Lottery iGaming Growth opportunities Identified Growth Opportunities to Create Incremental Upside 50 Growth Opportunities Illustrative Mid - Term Revenue Growth Build - Up New B2C market entry + US iLottery technology + Charity lottery (UK / US) + iLottery digital content + B2B cross - selling + Servicing revenue from NAI + New customer Existing customer New + existing customer Low - to - mid single digit Mid - single digit High - single digit Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview (*) This slide contains forward looking statements on the assumption that the Proposed Transaction completes in Q4 2025 on the basis of the terms envisaged as of the date hereof. Please refer to page 2 for important disclosures relating to forward looking statements.

€363 €382 €23 €387 €399 2024 Pro forma adjustments Historical Pro Forma Financials Demonstrate Robust Performance… 51 Note: Figures for the Post - Acquisition Group are non - IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/ consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction. Source: Intralot audited financials, BII audited carve - out financial statements (1) €32.6m of run - rate royalty adjustments (2) €32.6m of run - rate royalty revenue adjustments excluding ~€7m of FY2024 royalties (3) Intralot’s revenue (sales proceeds) is net of winner’s payout to enhance comparability to BII financials (4) Pro Forma RR Adjusted EBITDA includes €32.6m of run - rate adjustments for royalties and removal of ~€9m of corporate cost allocation (5) Pro Forma RR Adjusted EBITDA includes the removal of ~€7m of FY2024 royalties, addition of €32.6m of run - rate adjustments for royalties, and removal of ~€9m of corporate cost allocation (6) Operating FCF calculated as Pro Forma RR Adjusted EBITDA less maintenance capex. Operating FCF conversion calculated as (Pro forma RR Adjusted EBITDA – maintenance capex) / Pro Forma RR Adjusted EBITDA (€ in millions) Strong Growth Structurally High Margins Significant Cash Generation Cash conversion (%) (6) : G6.3% G5.2% Margin: 3G.2% 40.4% (5) (4) €17 (5) Growth rate of combined metrics 2023 Operating FCF (6) (1) Financials Lottery Deep Dive iGaming Deep Dive Strategic Rationale Acquisition Overview (3) €962 €1,041 €33 €26 (2) €995 €1,067 2023 2024 Revenue (Sales Proceeds), net of payout Pro forma adjustments €378 €402 €23 (4) €17 €402 €419 2023 Adjusted EBITDA 2024 Pro forma adjustments

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

…Supported by Predictable Capex with Low Maintenance Requirements

(€ in millions)

Pro Forma Capex


€68
€20
€49
€15
€48
€34
2023A
2024A
Renewal / growth
Maintenance

Predictable Capex Requirements

Maintenance	▪ Generally low maintenance requirements ▪ Primarily related to infrastructure maintenance for existing contracts and office refurbishments
Renewals	▪ On-going requirements to extend existing contracts ▪ Lower requirement if customer bilaterally negotiates extension vs. RfP tender
Growth	▪ Incurred for select new contracts ▪ Covers infrastructure and machinery set-up, typically spent over 2-3 years (period between having won the RfP tender and new contract start date) ▪ Capitalized software development costs

Source: Intralot audited financials, BII audited carve-out financial statements. Note: Figures for the Post-Acquisition Group are non-IFRS financial measures that represent the mathematical sum of such figure for the respective fiscal year or period, as applicable, for Intralot and BII, after giving effect to the Proposed Transaction. These aggregated figures are presented as a matter of convenience to recipients of this presentation and are not derived from pro forma financial information prepared on the basis of IFRS, stock exchange rules and regulations or any other standard, nor do they take into account FX/consolidation effects, and as such do not reflect all adjustments that would be reflected in pro forma financial information that gives effect to the Proposed Transaction.

52

Acquisition Overview | Strategic Rationale | iGaming Deep Dive | Lottery Deep Dive | Financials

Post-Acquisition Business Creates an Attractive Value Proposition to Shareholders

- ✓ Diversified, recurring revenue streams with compelling upside
- ✓ Robust margins and FCF generation support re-investment in the business
- ✓ Clear path to de-leveraging towards ~2.5x net leverage mid-term target
- ✓ Healthy dividend payout – 35% of net income returned to shareholders, in line with Greek law requirements

53